UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[X] Preliminary Proxy Statement

[  ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[  ] Definitive Proxy Statement

[  ] Definitive Additional Materials

[  ] Soliciting Material Pursuant to §240.14a-12

ENTHEOS TECHNOLOGIES, INC.

(Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[   ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)    Title of each class of securities to which transaction applies:

2)    Aggregate number of securities to which transaction applies:

3)    Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):_____________________________________________

4)    Proposed maximum aggregate value of transaction:_________

5)    Total fee paid:_______________________________________

[   ]  Fee paid previously with preliminary materials.

[   ]  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing  for  which the  offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)    Amount Previously Paid: ______________________________

2)    Form, Schedule or Registration Statement No.:_____________

3)    Filing Party: ________________________________________

4)    Date Filed: _________________________________________

ENTHEOS TECHNOLOGIES, INC.

Suite 216 – 1628 West 1st Ave.

Vancouver, B.C. V6J 1G1

Telephone: 604-659-5005

September 25, 2006

Dear Stockholders:

You are cordially invited to attend the 2006 Annual Meeting of Stockholders of Entheos Technologies, Inc. The meeting will be held at 10:00 a.m., local time, on December 7, 2006, at Suite 216, 1628 West 1st Ave., Vancouver, B.C., V6J 1G1. Enclosed are the official notice of this meeting, a proxy statement, a form of proxy and the 2005 Annual Report on Form 10-KSB for the year ended December 31, 2005.

At this meeting you will be asked to elect directors to serve until the next annual meeting, ratify the selection of the Company's independent auditors for 2006, approve the sale to Harmel S. Rayat, our President, director and controlling stockholder, of 2,402,500 shares of International Energy, Inc. common stock owned by the Company and to transact any other business as may properly come up before the meeting.

Please note that attendance at the Annual Meeting will be limited to stockholders of record at the close of business on September 8, 2006, and to guests of the Company.

If your shares are registered in your name and you plan to attend the Annual Meeting, please bring the enclosed ballot with you to the meeting.

If your shares are held by a broker, bank or other nominee and you plan to attend the meeting, please contact the person responsible for your account regarding your intention to attend the meeting so they will know how you intend to vote your shares at that time. Stockholders who do not expect to attend the Annual Meeting in person may submit their ballot to the Management of the Company at Suite 216, 1628 West 1st Ave., Vancouver, B.C.,
V6J 1G1.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Tim Luu

Tim Luu

Secretary, Treasurer and Director

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

OF ENTHEOS TECHNOLOGIES, INC. TO BE HELD DECEMBER 7, 2006

To the Stockholders of Entheos Technologies, Inc.:

NOTICE IS HEREBY GIVEN that the 2006 Annual Meeting of Stockholders (the "Annual Meeting") of Entheos Technologies, Inc., a Nevada corporation (the "Company"), will be held at Suite 216, 1628 West 1st Ave, Vancouver, B.C., on the 7th day of December, 2006, at 10:00 a.m. (local time) for the following purposes:

1.

To elect 2 directors to the Board of Directors to serve until the next Annual Meeting of  stockholders  or  until  their   respective successors are duly elected and have qualified;

2.

To ratify the appointment of Peterson Sullivan, PLLC, as the Company's independent auditor for the fiscal year ending December 31, 2006;

3.

To approve the sale to Harmel S. Rayat, our President, director and controlling stockholder, of 2,402,500 shares of International Energy, Inc. common stock owned by the Company.

4.

To transact any and all other business that may properly come before the Annual Meeting or any adjournment(s) thereof.

Pursuant to the Company's Bylaws (the "Bylaws"), the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at such meeting or any adjournment(s) thereof shall be the close of business on September 8, 2006. Only holders of record of the Company's Common Stock at the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting. Shares can be voted at the Annual Meeting only if the holder is present or represented by proxy. The stock transfer books will not be closed.

A copy of the Company's 2005 Annual Report to Stockholders, in the form of the 10-KSB filed with the Securities and Exchange Commission, which includes audited financial statements, has been included in this mailing to the Company's stockholders. A list of stockholders entitled to vote at the Annual Meeting will be available for examination at the offices of the Company for ten (10) days prior to the Annual Meeting.

You are cordially invited to attend the Annual Meeting; whether or not you expect to attend the meeting in person, however, you are urged to mark, sign, date, and mail or telefax the enclosed form of proxy promptly so that your shares of stock may be represented and voted in accordance with your wishes and in order that the presence of a quorum may be assured at the meeting. Your proxy will be returned to you if you should be present at the Annual Meeting and should request its return in the manner provided for revocation of proxies on the initial page of the enclosed proxy statement.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Tim Luu

Tim Luu

Secretary, Treasurer and Director

Vancouver, BC

September 25, 2006

ENTHEOS TECHNOLOGIES, INC.

Suite 216 – 1628 West 1st Ave.

Vancouver, B.C. V6J 1G1

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD DECEMBER 7, 2006

SOLICITATION AND REVOCABILITY OF PROXIES

The accompanying proxy is solicited by the Board of Directors on behalf of Entheos Technologies, Inc., a Nevada corporation (the "Company"), to be voted at the 2006 Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held on December 7, 2006, at the time and place and for the purposes set forth in the accompanying Notice of Annual Stockholders (the "Notice") and at any adjournment(s) thereof. When proxies in the accompanying form are properly executed and received, the shares represented thereby will be voted at the Annual Meeting in accordance with the directions noted thereon; if no direction is indicated, such shares will be voted FOR the election of the nominees listed thereon, FOR the ratification of the independent auditor, FOR the sale to Harmel S. Rayat, our President, director and controlling stockholder, of 2,402,500 shares of International Energy, Inc. common stock owned by the Company and in their discretion with respect to any other matters that may properly come before the stockholders at the Annual Meeting.

The executive offices of the Company are located at, and the mailing address of the Company is, Suite 216, 1628 West 1st Avenue, Vancouver, B.C., V6J 1G1.

Management does not anticipate that any matters will be presented at the Annual Meeting other than matters set forth in the Notice.

This proxy statement (the "Proxy Statement") and accompanying proxy are being mailed on or about October 23, 2006. The Company's Annual Report on Form 10-KSB (the "2005 Annual Report"), which serves as the Annual Report to Stockholders, covering the Company's fiscal year ended December 31, 2005, is attached.

Any stockholder of the Company giving a proxy has the right to revoke their proxy at any time prior to the voting thereof by voting in person at the Annual Meeting, by delivering a duly executed proxy bearing a later date or by giving written notice of revocation to the Company addressed to Harmel S. Rayat, President, Suite 216, 1628 West 1st Avenue, Vancouver, B.C., V6J 1G1; no such written notice shall be effective, however, until such notice of revocation has been received by the Company at or prior to the Annual Meeting.

In addition to the solicitation of proxies by use of the mail, officers and regular employees of the Company may solicit the return of proxies, either by mail, telephone, telefax, telegraph or through personal contact. Such officers and employees will not be additionally compensated but will be reimbursed for out- of-pocket expenses. Brokerage houses and other custodians, nominees, and fiduciaries will, in connection with shares of the Company's common stock, $0.00001 par value per share (the "Common Stock"), registered in their names, be requested to forward solicitation material to the beneficial owners of such shares of Common Stock.

The cost of preparing, printing, assembling, and mailing the 2005 Annual Report, the Notice, this Proxy Statement, and the enclosed form of proxy, as well as the cost of forwarding solicitation materials to the beneficial owners of shares of Common Stock and other costs of solicitation, are to be borne by the Company.

QUORUM AND VOTING

The record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting was the close of business on September 8, 2006 (the "Record Date"). On the Record Date, there were 96,625,122 shares of Common Stock issued and outstanding.

Each share of Common Stock is entitled to one vote on all matters to be acted upon at the Annual Meeting, and neither the Company's Certificate of Incorporation (the "Certificate of Incorporation") nor its Bylaws allow for cumulative voting rights. The presence, in person or by proxy, of the holders of a majority of the issued and outstanding Common Stock entitled to vote at the meeting is necessary to constitute a quorum to transact business. If a quorum is not present or represented at the Annual Meeting, the stockholders entitled to vote thereat, present in person or by proxy, may adjourn the Annual Meeting from time to time without notice or other announcement until a quorum is present or represented. Assuming the presence of a quorum, the affirmative vote of a plurality of votes cast is required for the election of each of the nominees for director. A majority of the votes represented and entitled to vote at the Annual Meeting will be required for the approval of all other matters to be voted upon. Abstentions and broker non-votes will each be counted towards the presence of a quorum, but (i) will not be counted as votes cast and, accordingly, will have no effect on the plurality vote required for the election of directors, and (ii) will be counted as votes represented at the Annual Meeting and, accordingly, will have the effect of a vote "against" all other matters to be acted upon.

Proxies in the accompanying form which are properly executed and returned to the Company will be voted at the  Annual  Meeting  in accordance  with the instructions  contained  in such  proxies  and, at the  discretion  of the proxy holders, on such other matters as may properly come before the meeting. Where no such instructions are given, the shares will be voted for the election of each of the nominees for director, the ratification of Peterson Sullivan, PLLC as the independent auditor and to approve the sale to Harmel S. Rayat, our President, director and controlling stockholder, of 2,402,500 shares of International Energy, Inc. common stock owned by the Company.

A stockholder that intends to present a proposal at the 2006 Annual Meeting of Stockholders for inclusion in the Company's proxy statement and form of proxy relating to such meeting must submit such proposal by November 15, 2006. The proposal must be mailed to the Company's offices at Suite 216, 1628 West 1st Avenue, Vancouver, B.C., V6J 1G1.

SUMMARY

Entheos Technologies, Inc., through its wholly-owned subsidiary Email Solutions, Inc., serves as an Application Service Provider providing reliable, real time, high volume outsourced email and search engine optimization services.

The Company is a Nevada corporation with an authorized capital of 200,000,000 shares of $0.00001 par value common stock, of which 96,625,122 shares are outstanding and 10,000,000 shares of $0.0001 par value preferred stock, of which none are outstanding.

The Company's 2005 Annual Report provides a review of our operations during the past year.

The following is a brief summary of certain information contained elsewhere in this Proxy Statement. This summary is not intended to be complete and is qualified in all respects by reference to the detailed information appearing elsewhere in this Proxy Statement and the exhibit hereto.

THE MEETING

Date, Time and Place of the Annual Meeting

The Annual Meeting of Entheos Technologies, Inc. is scheduled to be held on December 7, 2006, at 10:00 a.m. (local time) at Suite 216, 1628 West 1st Avenue, Vancouver, B.C., V6J 1G1.

Record Date

Only holders of record of shares of Common Stock at the close of business on September 8, 2006, are entitled to receive notice of and to vote at the Annual Meeting.

Vote Required

Assuming the presence of a quorum, the affirmative vote of a plurality of votes cast is required for the election of each of the nominees for director. A majority of the votes cast  (exclusive of votes cast by Mr. Rayat) will be required to approve the sale to Harmel S. Rayat, our President, director and controlling stockholder,  of 2,402,500 shares of International Energy, Inc. common stock owned by the Company. A majority of the votes cast with a quorum present at the Annual Meeting will be required for the approval of all other matters to be voted upon.

Accountants

Peterson Sullivan, PLLC has been selected by the Company to act as its independent auditor for 2006.  It is not expected that the representatives of Peterson Sullivan, PLLC will attend the Annual Meeting or be available to answer questions from the stockholders.

Recommendations

THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS THAT THE COMPANY'S STOCKHOLDERS VOTE FOR EACH OF THE NOMINEES FOR DIRECTOR ("PROPOSAL 1"); VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF PETERSON SULLIVAN, PLLC  AS THE COMPANY'S  INDEPENDENT  AUDITOR FOR THE FISCAL YEAR ENDING DECEMBER 31, 2006 ("PROPOSAL  2"); AND VOTE FOR THE APPROVAL OF THE SALE TO HARMEL S. RAYAT, OUR PRESIDENT, DIRECTOR AND CONTROLLING STOCKHOLDER, OF 2,402,500 SHARES OF INTERNATIONAL ENERGY, INC. COMMON STOCK OWNED BY THE COMPANY (“PROPOSAL 3”).

PROPOSAL NO. 1:

ELECTION OF BOARD MEMBERS

Nominees

The Company's Board of Directors is currently comprised of two directors. Each of the nominees is presently a director of the Company. If so directed in the enclosed proxy, the persons named in such proxy will vote the shares represented by such proxy for the election of the following named nominees for the office of director of the Company, to hold office until next annual meeting of the stockholders or until their respective successors shall have been duly elected and shall have qualified.

Information Concerning Nominees

Name

Age

Position

Director/Officer Since

Harmel S. Rayat

45

President, CEO, Director

March 1996

Tim Luu

41

Secretary, Treasurer,

February 2005

Chief Technology Officer, Director

The Board of Directors does not contemplate that any of the above-named nominees for director will refuse or be unable to accept election as a director of the Company, or be unable to serve as a director of the Company. Should any of them become unavailable for nomination or election or refuse to be nominated or to accept election as a director of the Company, then the persons named in the enclosed form of proxy intend to vote the shares represented in such proxy for the election of such other person or persons as may be nominated or designated by the Board of Directors. No nominee is related by blood, marriage, or adoption to another nominee or to any executive officer of the Company or its subsidiaries or affiliates.

Assuming the presence of a quorum, each of the nominees for director of the Company requires for his election the approval of a plurality of the votes cast by the shares of Common Stock entitled to vote at the Annual Meeting.

The Board of Directors regard all of the individuals being nominated to the Board as extremely competent professionals with many years of experience in different fields of endeavor, including sales and marketing, management, technology development, and corporate finance and development. The Board feels that this collective base of experience and knowledge is crucial in the overall development of the Company's business.

Information Concerning Current Officers and Directors

The following narrative describes the positions held by the Company's current officers and directors.  During 2005, each board member attended at least 75% of the board meetings that were held while they were in office.

TIMOTHY N. LUU (Age 41):  Chief Technology Officer, Secretary, Treasurer, Director.  Mr. Luu brings nearly two decades of professional experience in technology development and management.  Mr. Luu earned his Bachelor of Science degree in Electrical Engineering at the University of Manitoba (Winnipeg) in 1987. From June 1996 to December 1998, Mr. Timothy Luu joined Reid Crowther, a global infrastructure engineering and project management firm established in 1906, as an Information Systems engineer.  While continuing to provide technical consulting services to Reid Crowther, in June 1998, Mr. Luu launched Applied Technology Professionals Ltd. (ATP), and assumed the role of President and Managing Director of the firm.   Today, ATP has expertise in ecommerce and web based application development.  Mr. Luu joined the Company as Director and Chief Technology Officer on February 7, 2005 and was appointed Secretary and Treasurer on September 22, 2006.

HARMEL S. RAYAT (Age 45). President, CEO, Director. Mr. Rayat has been in the venture capital industry since 1981. Between January 1993 and April 2001, Mr. Rayat served as the president of Hartford Capital Corporation, a company that provides financial consulting services to emerging growth corporations. From April 2001 through

January 2002,  Mr.  Rayat acted as an independent consultant advising  small  corporations. Since January 2002, Mr. Rayat has been president of Montgomery Asset Management Corporation, a privately held firm providing financial consulting services to emerging growth corporations. Mr. Rayat is also a Director of PhytoMedical Technologies, Inc, International Energy, Inc. and HepaLife Technologies, Inc. Mr. Rayat has served as a Director of the Company since March 18, 1996.

Mr. Harmel S. Rayat, EquityAlert.com, Inc., Innotech Corporation and Mr. Bhupinder S. Mann, a former part-time employee of ours (collectively the “respondents”), consented to a cease-and-desist order pursuant to Section 8A of the Securities Act of 1933. The matter related to the public resale by EquityAlert of securities received as compensation from or on behalf of issuers for whom EquityAlert and Innotech provided  public relation and stock advertising services; Mr. Rayat was the president of Innotech and Equity Alert was the wholly-owned subsidiary of Innotech at the time.

The U.S. Securities & Exchange Commission contended and alleged that Equity Alert had received the securities from persons controlling or controlled by the issuer of the securities, or under direct or indirect common control with such issuer with a view toward further distribution to the public; as a result, the U.S. Securities & Exchange Commission further alleged that the securities that Equity Alert had received  were restricted securities, not exempt from registration, and hence could not be resold to the public within a year of their receipt absent registration; and, accordingly,  the U.S. Securities & Exchange Commission further alleged, since Equity Alert effected the resale within a year of its acquisition of the securities, without registration, such resale violated Sections 5(a) and 5(c) of the Securities Act.

Without admitting or denying any of the findings and/or allegations of the U.S. Securities & Exchange Commission the respondents agreed, on October 23, 2003 to cease and desist, among other things, from committing or causing any violations and any future violations of Section 5(a) and 5(c) of the Securities Act of 1933.  EquityAlert.com, Inc. and Innotech Corporation agreed to pay disgorgement and prejudgment interest of $31,555.14.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors, officers and persons who own more than 10 percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("the Commission"). Directors, officers and greater than 10 percent beneficial owners are required by applicable regulations to furnish the Company with copies of all forms they file with the Commission pursuant to Section 16(a). Other than Mr. Harmel S. Rayat, the Company is not aware of any beneficial owner of more than 10 percent of its registered Common Stock for purposes of Section 16(a).

Based solely upon a review of the copies of the forms furnished to the Company, the Company believes that during fiscal 2005 all filing requirements applicable to its directors and executive officers were satisfied.

Director Compensation

Directors of the Company are a paid a stipend of $250 per month, plus $100 for each Directors’ meeting attended. The President of the Company, who is also a Director, receives a monthly stipend of $350, plus $100 for each Directors’ meeting attended. All Directors are reimbursed for any out-of-pocket meeting expenses.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE INDIVIDUALS NOMINATED FOR ELECTION AS A DIRECTOR.

PROPOSAL NO. 2:

THE RATIFICATION OF THE APPOINTMENT OF PETERSON SULLIVAN, PLLC

AS THE COMPANY’S INDEPENDENT AUDITOR

The Board of Directors has selected Peterson Sullivan, PLLC as independent auditors for the Company for the fiscal year ending December 31, 2006, subject to ratification of the selection by shareholders.  Peterson Sullivan, PLLC has served as independent public accountants for the Company since March 13, 2006, prior to which the firm of Ernst & Young, LLP served as the Company's independent public accountants from May 5, 2005.

To the knowledge of the Company, at no time has Peterson Sullivan, PLLC had any direct or indirect financial interest in or any connection with the Company or any of its subsidiaries other than in connection with services rendered to the Company as described below.

It is not expected that the representatives of Peterson Sullivan, PLLC or any other auditors will attend the Annual Meeting.  Peterson Sullivan, PLLC has not indicated their desire to make a statement.  They will respond to written questions submitted to the Company.

During and for the year ended December 31, 2005, Peterson Sullivan, PLLC provided the following audit, audit-related and other professional services for the Company.  The services were as follows:

-

the audit of the annual financial statements included in the Company’s Form 10-KSB;

-

Consultation in connection with various tax and accounting matters; and

-

Certain other professional services.

The cost of providing these services during and for the year ended December 31, 2005, by specified categories, were as follows:

Audit Fees:  $9,875  These fees covered the audit of the Company’s annual financial statements.

Financial Information Systems Design and Implementation Fees:    None

All Other Fees:  $0  These fees covered services principally involving internal audit support and income tax consulting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF PETERSON SULLIVAN, PLLC AS THE COMPANY'S INDEPENDENT AUDITOR.

PROPOSAL NO. 3:

APPROVAL OF THE SALE TO HARMEL S. RAYAT, OUR PRESIDENT, DIRECTOR AND CONTROLLING STOCKHOLDER, IN ACCORDANCE WITH THE TERMS OF THE PURCHASE AGREEMENT DATED SEPTEMBER 22, 2006, OF 2,402,500 SHARES OF INTERNATIONAL ENERGY, INC. COMMON STOCK OWNED BY THE COMPANY.

On  September 22, 2006 the Company’s Board of Directors approved the execution and delivery, subject to shareholder approval, of a stock acquisition agreement (the “Purchase Agreement”) pursuant to which Mr.  Harmel S. Rayat, will acquire 2,402,500 shares of the common stock of International Energy, Inc. (the “IEI Shares”) at a price of $0.035 per share or $84,087.50 in the aggregate.  The stock was received by the company in payment of services rendered and valued at which were received as payment for services rendered by Entheos in the amount of $48,050. The closing bid price of International Energy Inc.’s common stock on September 22, 2006, as reported on the NASD’s OTCBB was $0.35 per share.

As at June 30, 2006, the IEI Shares represented approximately 96% of the Company’s total assets.  The Company’s decision to sell the IEI Shares was based on the Board of Directors’ assessment of various factors including, but not limited to:

•

The Company’s financial needs over the next 12 to 24 months; With approximately $25,000 in cash, and upcoming accounting, annual general meeting costs and general operating expenses expected to exceed $15,000, the Company needs to raise additional capital in order to remain solvent and continue its business operations. The proceeds from the sale the IEI Shares to Mr. Rayat should provide the Company with sufficient capital to sustain its operations for the next 12 to 24 months.

•

The very limited trading volume of International Energy Inc. stock on the NASD OTCBB (175,360 shares trading in all of 2005 and only 98,800 shares have been traded since January 1, 2006 to the date of this Proxy Statement), despite increased investor interest in energy related companies; and, it was noted that on the basis of current trading volume, the sale of the 2,402,500 IEI Shares would take almost 20 years to complete; in addition, the Board noted that because of the limited trading market for International Energy’s common stock, there would be no assurance that the Company would be able to sell the IEI Shares at the published “market prices” or that the published prices would remain at or near current levels if the Company attempted to sell the IEI Shares in open market transactions.

•

Issues relating to the Company possibly being treated as an “investment company” if it were to continue to own the IEI Shares.

The Company has not obtained any independent assessment or evaluation of the proposed sale of the IEI Shares to Mr. Rayat. Mr. Rayat is an officer, director and controlling stockholder of each of the Seller and International Energy, Inc.

International Energy, Inc. is a reporting issuer and information about International Energy, Inc. can be found at the SEC’s website at www.sec.gov .

THE BOARD OF DIRECTORS OF THE COMPANY RECOMENDS A VOTE IN FAVOR OF THE APPROVAL OF THE ACQUISITION BY HARMEL S. RAYAT, OUR PRESIDENT, DIRECTOR AND CONTROLLING STOCKHOLDER, IN ACCORDANCE WITH THE TERMS OF THE PURCHASE AGREEMENT DATED SEPTEMBER 22, 2006,  OF 2,402,500 SHARES OF INTERNATIONAL ENERGY, INC. COMMON STOCK OWNED BY THE COMPANY.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of September 25, 2006, the beneficial ownership of the Company's Common Stock by each director and executive officer of the Company and each person known by the Company to beneficially own more than 5% of the Company's Common Stock outstanding as of such date and the executive officers and directors of the Company as a group.

Number of Shares

Person or Group

of Common Stock

Percent

Harmel S. Rayat (1)

86,697,688

89.7%

216-1628 West First Avenue

Vancouver, B.C. V6J 1G1 Canada

Harmel S. Rayat (2)

6,000,000

6.2%

216-1628 West First Avenue

Vancouver, B.C. V6J 1G1 Canada

Timothy Luu

0

0.0%

216-1628 West First Avenue

Vancouver, B.C.  V6J 1G1 Canada

Directors and Executive Officers

92,697,688

95.9%

as a group (2 persons)

(1) Includes 57,888 shares held by Tajinder Chohan, Mr. Harmel S. Rayat's wife. Additionally, other members of Mr. Rayat's family hold shares. Mr. Rayat disclaims beneficial ownership of the shares and share purchase warrants beneficially owned by his wife and other family members.

(2) Includes 6,000,000 shares, which may be acquired pursuant to stock options granted on February 11, 2003 and exercisable under the Company's stock option plans.

Voting Intentions of Certain Beneficial Owners and Management

The Company's directors and officers have advised that they will vote the 86,697,688 shares owned or controlled by them FOR each of the Proposals in this Proxy Statement.  These shares represented 90% of the outstanding Common Stock of the Company as of September 25, 2006.

Remuneration and Executive Compensation

The following table shows, for the three-year period ended December 31, 2005, the cash compensation paid by the Company, as well as certain other compensation paid or accrued for such year, to the Company's Chief Executive Officer and the Company's other most highly compensated executive officers. Except as set forth on the following table, no executive officer of the Company had a total annual salary and bonus for 2005 that exceeded $100,000.

Summary Compensation Table

   Securities

   Underlying

Name and

   Options

All Other

Principal Position

Year

Salary

Bonus        Other

   Granted

Compensation

Harmel S. Rayat (1)

2005

$0

$0

$3,600

     0

$0

President, CEO,

2004

$0

$0

$3,400

     0

$0

Treasurer, Secretary

2003

$144,000

$0

$0

6,000,000

$0

and Director

Tim Luu

2005

$0

$0

$3,150

     0

$0

Chief Technology Officer

2004

$0

$0

$0

     0

$0

and Director

2003

$0

$0

$0

     0

$0

Stanley D. Wong (2)

2005

$0

$0

$4,250

     0

$0

Former CEO, President,

2004

$0

$0

$4,600

     0

$0

Director

2003

$0

$0

$3,600

 30,000

$0

Terri DuMoulin (3)

2005

$0

$0

$350

     0

$0

Former Secretary,

2004

$0

$0

$15,900

     0

$0

Treasurer, Director

2003

$0

$0

$3,100

 90,000

$0

(1) During 2003, the Company charged $150,700 (2002 - $187,333) to operations for management and consulting fees incurred for services rendered by directors, of which $144,000 was to a director and a major shareholder.  At December 31, 2003, $23,812 (2002 - $0) was included in accounts payable.

(2) Mr. Stanley Wong, ceased to be the President, CEO and Director on November 11, 2005 due to his untimely death.

(3)  Ms. Terri DuMoulin resigned as Secretary/Treasurer on January 21, 2005.

Stock Option Grants in Last Fiscal Year

Shown below is further information regarding employee stock options awarded during 2005 to the named officers and directors:

Number of

% of Total

Securities

Options Granted

Underlying

to Employees

   Exercise

   Expiration

Name

Options

in 2005

   Price ($/sh)

   Date

Harmel Rayat

0

0

n/a

n/a

Tim Luu

0

0

n/a

n/a

Stanley Wong (1)

0

0

n/a

n/a

Terri DuMoulin (2)

0

0

n/a

n/a

(1) Mr. Stanley Wong, ceased to be the President, CEO and Director on November 11, 2005 due to his untimely death.

(2)  Ms. Terri DuMoulin resigned as Secretary/Treasurer on January 21, 2005.

Aggregated Option Exercises during Last Fiscal Year and Year End Option Values

The following table shows certain information about unexercised options at year-end with respect to the named officers and directors:

Common Shares Underlying Unexercised    Value of Unexercised In-the-money

Options on December 31, 2005

          Options on December 31, 2005

Name

Exercisable

Unexercisable

          Exercisable

           Unexercisable

Harmel Rayat

6,000,000

0

          $3,600,000

$0

Tim Luu

0

0

          $0

$0

Stanley Wong (1)

0

0

          $0

$0

Terri DuMoulin (2)

90,000

0

          $54,000

       $0

(1) Mr. Stanley Wong, ceased to be the President, CEO and Director on November 11, 2005 due to his untimely death.

(2)  Ms. Terri DuMoulin resigned as Secretary/Treasurer on January 21, 2005.

Related Transactions

Marketable Equity Securities

Marketable securities consist of 2,402,500 shares of common stock of International Energy, Inc., a public company that trades on the OTC Bulletin Board, with an estimated fair value of $1,489,550, amortized cost of $48,050, and gross unrealized gains of $1,441,500, which was credited to accumulated other comprehensive income representing the difference between the cost and the stated market value as determined by the most recently traded price at the balance sheet date. The Company and International Energy, Inc. have a director in common.

Management and Consulting Fees

During 2005, the Company charged $11,000 (2004: $23,900) to operations for management and consulting fees incurred for services rendered by directors, of which $3,600 (2004: $3,400) was to a director and a majority stockholder.

Accounts payable - related parties, as at December 31, 2005, consists of management and consulting fees incurred in previous years for services rendered by directors.

Rent Expenses

The Company's corporate office, located at Suite 216, 1628 West 1st Avenue, Vancouver, British Columbia, Canada, is owned by a privately held corporation controlled by a director and majority shareholder of the Company. At present, the Company pays no rent. The fair value of the rent has not been included in the financial statements because the amount involved is immaterial.

Employment Contracts

The Company does not have any employment contracts with any of its officers or employees.

COPIES OF FORM 10-KSB

The Company hereby undertakes to provide without charge to each person, including any beneficial owner, to whom a copy of this Proxy Statement has been delivered, on the written request of any such person, a copy of the Company's most recent Form 10-KSB. Written requests for such copies should be directed to Harmel Rayat, the President of the Company, at Suite 216, 1628 West 1st Avenue, Vancouver, B.C., V6J 1G1.

ENTHEOS TECHNOLOGIES, INC.

216 – 1628 West 1st Avenue

Vancouver, B.C.  V6J 1G1

PROXY FOR 2006 ANNUAL MEETING OF STOCKHOLDERS

This proxy is solicited on behalf of the Board of Directors of Entheos Technologies, Inc.

The undersigned, a stockholder of Entheos Technologies, Inc. (the “Company”) hereby constitutes and appoints each of Mr. Harmel Rayat and Mr. Tim Luu the attorney, agent and proxy of the undersigned, with full power of substitution, for and in the name, place and stead of the undersigned, to vote and act with respect to all of shares of the Common Stock of the Company standing in name of the undersigned or in respect of which the undersigned is entitled to vote, with all powers of the undersigned would process if personally present at such meeting upon the following matters, and otherwise in his discretion:

FOR   AGAINST ABSTENTION

ITEM 1.

To elect directors to serve until the next annual

meeting of stockholders or until their successors

are elected and have qualified.

Mr. Harmel S. Rayat

[       ]          [      ]

[       ]

Mr. Timothy Luu

[       ]          [      ]

[       ]

ITEM 2.

To ratify the appointment of Peterson Sullivan, PLLC

[       ]          [      ]

[       ]

for the fiscal year ending December 31, 2006

ITEM 3.

To approve the acquisition

 by Harmel S. Rayat,

[       ]          [      ]

[       ]

our President, director and controlling

stockholder of 2,402,500 shares of International

Energy, Inc. common stock owned

by the Company.

ITEM 4.

To transact any such other business as may

[       ]          [      ]

[       ]

properly come before the meeting or an

adjournment (s) therefore.

If no direction is indicated, this proxy will be voted in the discretion of the proxy holder. Please date, sign and print your name on this proxy exactly as your name appears on your stock certificate and return immediately to the address printed above.

DATED:_______________________________

   SIGNATURE:_____________________________

NO. OF SHARES:_______________________

   PRINT NAME:____________________________

FORM 10-KSB

X    ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES    EXCHANGE ACT OF 1934

For the fiscal year ended December 31, 2005.

OR

      TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the transition period from  ____________________    to   _____________________

 Commission File Number 000-30156

ENTHEOS TECHNOLOGIES, INC.
AND SUBSIDIARIES

(Exact name of registrant as specified in its charter)

NEVADA

(State or other jurisdiction of incorporation)

98-0170247

(I.R.S Employer Identification No.)

1628 West 1st Avenue, Suite 216, Vancouver, British Columbia,  V6J 1G1

 (Address of principal executive offices)

(604) 659-5005

(Registrant’s telephone number, including area code)

Securities registered under Section 12(b) of the Exchange Act:

Title of Each Class

Common Stock, $.00001 par value per share

 Name of Each Exchange on Which Registered

OTC Bulletin Board

Securities registered under Section 12(g) of the Exchange Act:

None

Indicate by check mark if the registrant is not required to file reports pursuant to Section 13 of Section 15(d) of the Act.

Yes [  ] No [X]

Check whether the registrant: (1) has filed all reports required by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing for the past 90 days. Yes [X] No [_]

Check if there is no disclosure of delinquent filers in response to Item 405 of Regulation S-B contained in this form, and no disclosure will be contained, to the best of registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-KSB or any amendment to this Form 10-KSB. [X]

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act)

Yes [   ] No [X]

Revenues for its most current fiscal year:  None

Aggregate market value of the voting and non-voting common equity held by non-affiliates computed by reference to the price at which the common equity was sold, or the average bid and asked price of such common equity, as of April 2, 2006: $6,452,832.

Number of shares of Common Stock, $0.00001 par value, outstanding as of April 2, 2006: 96,625,122.

Documents incorporated by reference:  None.

Transitional Small Business Disclosure Format:  Yes [   ] No [X]

TABLE OF CONTENTS

ENTHEOS TECHNOLOGIES, INC. AND SUBSIDIARIES

ANNUAL REPORT ON FORM 10-KSB

FOR THE FISCAL YEAR ENDED DECEMBER 31, 2005

PART I

PAGE

Item 1.   Description of Business

4

Item 2.   Description of Property

8

Item 3.   Legal Proceedings

8

Item 4.   Submissions of Matters to a Vote of Security Holders

8

PART II

Item 5.    Market for Common Equity and Related Stockholder Matters

9

Item 6.    Management's Discussion and Analysis or Plan of Operations

9

Item 7.    Financial Statements

13

Item 8.    Changes In and Disagreements With Accountants on Accounting and

 Financial Disclosure

27

Item 8a.

Controls and Procedures

27

Item 8b.

Other information

27

PART III

Item 9.    Directors, Executive Officers, Promoters and Control Persons;

 Compliance with Section 16(a) of the Exchange Act

27

Item 10.

 Executive Compensation

29

Item 11.

 Security Ownership of Certain Beneficial Owners and Management

30

and Related Stockholder Matters

Item 12.  Certain Relationships and Related Transactions

31

Item 13.  Exhibits

31

Item 14.  Principal Accountant Fees and Services

32

 Signatures

33

PART I

ITEM 1.  DESCRIPTION OF BUSINESS

Cautionary Statement Pursuant to Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995:

Except for the historical information presented in this document, the matters discussed in this Form 10-KSB for the fiscal year ending December 31, 2005, and specifically in the items entitled "Management’s Discussion and Analysis or Plan of Operation", or otherwise incorporated by reference into this document, contain "forward-looking statements" (as such term is defined in the Private Securities Litigation Reform Act of 1995). These statements are identified by the use of forward-looking terminology such as "believes", "plans", "intend", "scheduled", "potential", "continue", "estimates", "hopes", "goal", "objective", expects", "may", "will", "should" or "anticipates" or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties.

The safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, apply to forward-looking statements made by the Company. The reader is cautioned that no statements contained in this Form 10-KSB should be construed as a guarantee or assurance of future performance or results. These forward-looking statements involve risks and uncertainties, including those identified within this Form 10-KSB. The actual results that the Company achieves may differ materially from any forward-looking statements due to such risks and uncertainties. These forward-looking statements are based on current expectations, and the Company assumes no obligation to update this information. Readers are urged to carefully review and consider the various disclosures made by the Company in this Form 10-KSB and in the Company's other reports filed with the Securities and Exchange Commission that attempt to advise interested parties of the risks and factors that may affect the Company's business.

The Company

Entheos Technologies, Inc. (the Company), through its wholly-owned subsidiary Email Solutions, Inc., serves as an Application Service Provider providing reliable, real time, high volume outsourced email and search engine optimization services.

The Company is a Nevada corporation with an authorized capital of 200,000,000 shares of $0.00001 par value common stock, of which 96,625,122 shares are outstanding and 10,000,000 shares of $0.0001 par value preferred stock, of which none are outstanding.

Employees

At December 31, 2005, the Company employed 2 part-time persons. To the best of the Company’s knowledge, none of the Company’s officers or directors is bound by restrictive covenants from prior employers. None of the Company’s employees are represented by labor unions or other collective bargaining groups. We consider relations with our employees to be good. We plan to retain and utilize the services of outside consultants as the need arises.

Risk Factors of the Business

We have sought to identify what we believe to be the most significant risks to our business.  However, we cannot predict whether, or to what extent, any of such risks may be realized nor can we guarantee that we have identified all possible risks that might arise. Investors should carefully consider all of such risk factors before making an investment decision with respect to our Common Stock. We provide the following cautionary discussion of risks, uncertainties and possible inaccurate assumptions relevant to our business. These are factors that we think could cause our actual results to differ materially from expected results. Other factors besides those listed here could adversely affect us.

4

Lack of Operating History

Our business is subject to the risks inherent in the establishment of a new business. Specifically, in formulating our business plan, we have relied on the judgment of our officers, directors and consultants but have not conducted any formal independent market studies concerning the demand for our services.

We have had limited revenues since inception, and revenues of $0 for the years ended December 31, 2005 and 2004. We have not been profitable, experiencing an accumulated deficit of $3,748,202 through December 31, 2005. Even if we become profitable in the future, we cannot accurately predict the level of, or our ability to sustain profitability. Because we have not yet been profitable and cannot predict any level of future profitability, you bear the risk of a complete loss of your investment in the event our business plan is unsuccessful.

The Company's ability to generate revenues and to achieve profitability and positive cash flow has depended on the successful commercialization of our ASP service, which has had limited success so far. Even if we eventually generate enough revenues from the sale of our services, we expect to incur significant operating losses over the next several years due to intense competition, a dearth of high volume email clients and low priced email software packages.

Intense Competition

The market for our services is intensely competitive, constantly evolving and subject to rapid technological change. We expect the intensity of competition to increase in the future. Increased competition may result in price reductions, changes in our pricing model, reduced gross margins and loss of market share, any one of which could materially damage our business. Many of our competitors have more resources and broader and deeper customer access than we do. In addition, many of these competitors have or can readily obtain extensive knowledge of our industry. Our competitors may be able to respond more quickly than we can to new technologies or changes in Internet user preferences and devote greater resources than we can to the development, promotion and sale of their services. We may not be able to maintain our competitive position against current and future competitors, especially those with significantly greater resources.

Dependence On Key Personnel

We depend on the continued service of our key technical, sales and senior management personnel and the loss of one or more of these individuals could cause us to incur increased operating expenses and divert other senior management time in searching for their replacements. We do not have employment agreements with any employee, nor do we maintain any key person life insurance policies for any of our key employees. The loss of any of our key technical, sales or senior management personnel could harm our business. In addition, we must attract, retain and motivate highly skilled employees. We face significant competition for individuals with the skills required to develop, market and support our services. We may not be able to recruit and retain sufficient numbers of highly skilled employees, and as a result our business could suffer.

Inability to Obtain Funding

We may not be able to obtain additional funding when needed, which could limit future expansion and marketing opportunities and result in lower than anticipated revenues. We may require additional financing to further develop our business and to pursue other technology-based business opportunities. If the market price of the common stock declines, some potential financiers may either refuse to offer us any financing or will offer financing at unacceptable rates or unfavorable terms. If we are unable to obtain financing on favorable terms, or at all, this unavailability could prevent us from expanding our business, which could materially impact our future potential revenues.

Continued Control by Management.

You may lack an effective vote on corporate matters and management may be able to act contrary to your objectives. As of April 2, 2006, our officers and board members own 90% of the 96,625,122 outstanding

5

common stock, excluding stock options. If management votes together, it could influence the outcome of corporate actions requiring shareholder approval, including the election of directors, mergers and asset sales. As a result, new stockholders may lack an effective vote with respect to the election of directors and other corporate matters. Therefore, it is possible that management may take actions with respect to its ownership interest, which may not be consistent with your objectives or desires.

Liquidity of Shares in Market Place

As of April 2, 2006, one of our directors beneficially owns approximately 90% of the Company’s outstanding common stock, which could affect the liquidity of the company’s shares in the market.

Adverse Effect From Future Sale of Stock

Future sales of large amounts of our common stock by existing stockholders pursuant to Rule 144 under the Securities Act of 1933, or following the exercise of outstanding options, could adversely affect the market price of our common stock. Substantially all of the outstanding shares of our common stock are freely tradable, without restriction or registration under the Securities Act, other than the sales volume reporting and transaction restrictions of Rule 144 applicable to shares held beneficially by persons who may be deemed to be affiliates. Our directors and executive officers and their family members are not under lockup letters or other forms of restriction on the sale of their common stock. The issuance of any or all of these additional shares upon exercise of options or warrants will dilute the voting power of our current stockholders on corporate matters and, as a result, may cause the market price of our common stock to decrease. Further, sales of a large number of shares of common stock in the public market could adversely affect the market price of the common stock and could materially impair our future ability to generate funds through sales of common stock or other equity securities.

We are considered a penny stock.

The Company's stock differs from many stocks, in that it is a "penny stock." The Securities and Exchange Commission has adopted a number of rules to regulate "penny stocks."  These rules include, but are not limited to, Rules 3a5l-l, 15g-1, 15g-2, 15g-3, 15g-4, 15g-5, 15g-6 and 15g-7 under the Securities and Exchange Act of 1934, as amended.

Because our securities probably constitute "penny stock" within the meaning of the rules, the rules would apply to us and our securities. The rules may further affect the ability of owners of our stock to sell their securities in any market that may develop for them.  There may be a limited market for penny stocks, due to the regulatory burdens on broker-dealers.  The market among dealers may not be active. Investors in penny stock often are unable to sell stock back to the dealer that sold them the stock.  The mark-ups or commissions charged by the broker-dealers may be greater than any profit a seller may make. Because of large dealer spreads, investors may be unable to sell the stock immediately back to the dealer at the same price the dealer sold the stock to the investor. In some cases, the stock may fall quickly in value.  Investors may be unable to reap any profit from any sale of the stock, if they can sell it at all.

Stockholders should be aware that, according to the Securities and Exchange Commission Release No. 34- 29093, the market for penny stocks has suffered in recent years from patterns of fraud and abuse. These patterns include:

-

Control of the market for the security by one or a few broker-dealers that are often related to the promoter or issuer;

-

Manipulation of prices through prearranged matching of purchases and sales and false and misleading press releases;

-

"Boiler room" practices involving high pressure sales tactics and unrealistic price projections by inexperienced sales persons;

-

Excessive and undisclosed bid-ask differentials and markups by selling broker-dealers; and

6

-

The wholesale dumping of the same securities by promoters and broker-dealers after prices have been manipulated to a desired level, along with the inevitable collapse of those prices with consequent investor losses.

Furthermore, the "penny stock" designation may adversely affect the development of any public market for the Company's shares of common stock or, if such a market develops, its continuation.  Broker-dealers are required to personally determine whether an investment in "penny stock" is suitable for customers.

Penny stocks are  securities (i) with a price of less than five dollars per share; (ii) that are not traded on a "recognized" national exchange; (iii) whose prices are not quoted on the NASDAQ automated  quotation  system  (NASDAQ-listed stocks must still meet  requirement  (i)  above);  or (iv) of an issuer with net tangible  assets  less than  $2,000,000  (if the issuer  has been in  continuous operation  for at least three years) or $5,000,000  (if in continuous  operation for less  than  three  years),  or with  average  annual  revenues  of less than $6,000,000 for the last three years.

Section 15(g) of the Exchange Act, and Rule 15g-2 of the Commission require broker-dealers dealing in penny stocks to provide potential  investors with a document  disclosing  the risks of penny stocks and to obtain a manually signed and dated written receipt of the document before effecting any transaction in a penny stock for the  investor's  account.  Potential investors in the Company's common stock are urged to obtain and read such disclosure carefully before purchasing any shares that are deemed to be "penny stock."

Rule 15g-9 of the  Commission  requires  broker-dealers  in penny stocks to approve the  account of any  investor  for  transactions  in such stocks  before selling  any  penny  stock  to  that investor.   This  procedure  requires  the broker-dealer to (i) obtain from the investor information concerning his or her financial  situation,  investment  experience  and investment  objectives;  (ii) reasonably  determine,  based on that  information,  that  transactions in penny stocks are  suitable for the  investor  and that the  investor  has  sufficient knowledge and experience as to be reasonably  capable of evaluating the risks of penny stock  transactions;  (iii) provide the investor with a written  statement setting forth the basis on which the  broker-dealer  made the determination  in (ii) above;  and (iv) receive a signed and dated copy of such statement from the investor,  confirming  that it  accurately  reflects  the  investor's  financial situation,  investment experience and investment  objectives.  Compliance with these requirements may make it more difficult for the Company's stockholders to resell their shares to third parties or to otherwise dispose of them.

Independent Directors

We cannot guarantee our Board of Directors will have a majority of independent directors in the future. In the absence of a majority of independent directors, our executive officers, who are also principal stockholders and directors, could establish policies and enter into transactions without independent review and approval thereof. This could present the potential for a conflict of interest between the Company and its stockholders generally and the controlling officers, stockholders or directors.

Environmental Matters

The Company believes it conducts its business in compliance with all environmental laws presently applicable to its facilities.  To date, there have been no expenses incurred by the Company related to environmental issues.

Government Regulation

The Company is not subject to any direct governmental regulation other than the securities laws and regulations applicable to all publicly owned companies, and laws and regulations applicable to businesses generally.

7

ITEM 2.  DESCRIPTION OF PROPERTY

The Company's corporate offices, located at Suite 216, 1628 West 1st Avenue, Vancouver, BC, V6J 1G1, are owned by a privately held corporation controlled by a Director and majority shareholder of the Company. At present, the Company pays no rent. The fair value of the rent has not been included in the financial statements because the amount is immaterial.

ITEM 3.  LEGAL PROCEEDINGS

The Company is not party to any current legal proceedings.

ITEM 4.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no matters submitted to a vote of the security holders in the fourth quarter of 2005. It is our intention to schedule a shareholder’s meeting to elect directors and transact any additional business in the second or third quarter of 2006.

8

PART II

ITEM 5.  MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

Market Information

The Company's Common Stock is listed on the OTC Bulletin Board under the symbol "ETHT". The following table sets forth the high and low sale prices for the periods indicated:

High

Low

First Quarter 2004

$0.34

$0.34

Second Quarter 2004

$5.00

$0.34

Third Quarter 2004

$4.00

$0.25

Fourth Quarter 2004

$1.55

$0.19

First Quarter 2005

$1.60

$1.25

Second Quarter 2005

$1.60

$0.75

Third Quarter 2005

$1.25

$0.75

Fourth Quarter 2005

$0.75

$0.55

January 1, 2006 - March 31, 2006

$0.90

$0.55

As of March 31, 2006, there were approximately 306 stockholders of record of the Company's Common Stock.

Dividend Policy

We do not have a history of paying dividends on our Common Stock, and there can be no assurance that we will pay any dividends in the foreseeable future. We intend to use any earnings, which may be generated, to finance the growth of our businesses. Our Board of Directors has the right to authorize the issuance of preferred stock, without further shareholder approval, the holders of which may have preferences over the holders of the Common Stock as to payment of dividends.

Securities Authorized for Issuance Under Equity Compensation Plans

Number of securities

remaining available for

Number of Securities to be

Weighted-average exercise

future issuance under

issued upon exercise of

price of outstanding

equity compensation plans

outstanding options,

options, warrants and

(excluding securities

warrants and rights

rights

reflected in column (a))

Plan Category

(a)

(b)

(c)

____________________________________________________________________________________________________________

Equity compensation plans

approved by security holders

8,340,000

$0.01

110,970,000

Equity compensation plans not

approved by security holders

____________________________________________________________________________________________________________

Total

8,340,000

$0.01

110,970,000

ITEM 6.   MANAGEMENT'S DISCUSSION AND ANALYSIS OR PLAN OF OPERATIONS

The following discussion should be read in conjunction with the financial statements and notes thereto included in Item 7 of this Form 10-KSB. Except for the historical information contained herein, the discussion in this Annual Report on Form 10-KSB contains certain forward-looking statements that involve

9

risk and uncertainties, such as statements of the Company's plans, objectives, expectations and intentions as of the date of this filing. The cautionary statements made in this document should be read as being applicable to all related forward-looking statements wherever they appear in this document. The Company's actual results could differ materially from those discussed here. Factors that could cause differences include those discussed in "Risk Factors", as well as discussed elsewhere herein.

Overview

Entheos Technologies, Inc. (the Company), through its wholly-owned subsidiary Email Solutions, Inc., serves as an Application Service Provider providing reliable, real time, high volume outsourced email and search engine optimization services.

The Company is a Nevada corporation with an authorized capital of 200,000,000 shares of $0.00001 par value common stock, of which 96,625,122 shares are outstanding and 10,000,000 shares of $0.0001 par value preferred stock, of which none are outstanding.

Results of Operations

Revenues:  The Company generated revenues of $0 for the years ended December 31, 2005 and December 31, 2004.

General and Administrative Expenses:  During 2005, the Company incurred $70,713 in general and administrative expenses, a decrease of 60% over 2004 expenses of $176,633.  The decrease is primarily attributable to reductions in management fees, operating expenses and depreciation expenses.

Interest Income:  Interest income was $2,747 and $1,581 for the years ended December 31, 2005, and 2004, respectively. Interest earned in the future will be dependent on Company funding cycles and prevailing interest rates.

Provision for Income Taxes:  As of December 31, 2005, the Company's accumulated deficit was $3,748,202, and as a result, there has been no provision for income taxes to date.

Net Loss:  For the year ended December 31, 2005, the Company recorded a net loss of $67,996, a decrease of 61%, compared to a net loss of $175,052 for the same period in 2004. The decrease is primarily attributable to reductions in management fees, operating expenses and depreciation expense.

Liquidity and Capital Resources

At December 31, 2005, the Company had a cash balance of $81,978, compared to a cash balance of $128,286 at December 31, 2004.

During 2005, the Company used $46,308 of net cash from operating activities, as compared to net cash flows used by operating activities of $135,564 in 2004, primarily due to decreases in management fees, operating expenses and depreciation expenses.

Net cash flows used in investing activities was $0 for 2005, compared to $28,341 for 2004, due to equipment purchases during the periods presented.

Plan of Operation

The Company is currently seeking to augment its position in technology based services through the acquisition of and or joint venture with, other technology based ventures. Additionally, the Company is engaged in the development of search engine optimization, and search engine results-positioning and marketing services.

10

The Company’s principal source of liquidity is cash in bank, which we anticipate will be sufficient to fund our operations for the next twelve months.  The Company's future funding requirements will depend on numerous factors, including the time and investment required to source out and invest in promising technology-based ventures, to recruit and train qualified management personnel and the Company's ability to compete against other, better capitalized corporations in similar businesses.

Due to the "start up" nature of the Company's businesses, the Company expects to incur losses as it expands. The Company expects to raise additional funds through private or public equity investment in order to expand the range and scope of its business operations. The Company will seek access to private or public equity but there is no assurance that such additional funds will be available for the Company to finance its operations on acceptable terms, if at all. See "Risk Factors" for additional details.

Related Party Transactions

Marketable Equity Securities

Marketable securities consist of 2,402,500 shares of common stock of International Energy, Inc., a public company that trades on the OTC Bulletin Board, with an estimated fair value of $1,489,550, amortized cost of $48,050, and gross unrealized gains of $1,441,500, which was credited to accumulated other comprehensive income representing the difference between the cost and the stated market value as determined by the most recently traded price at the balance sheet date. The Company and International Energy, Inc. have a director in common.

Management and Consulting Fees

During 2005, the Company charged $11,000 (2004: $23,900) to operations for management and consulting fees incurred for services rendered by directors, of which $3,600 (2004: $3,400) was to a director and a majority stockholder.

Accounts payable - related parties, as at December 31, 2005, consists of management and consulting fees incurred in previous years for services rendered by directors.

Rent Expenses

The Company's corporate office, located at Suite 216, 1628 West 1st Avenue, Vancouver, British Columbia, Canada, is owned by a privately held corporation controlled by a director and majority shareholder of the Company. At present, the Company pays no rent. The fair value of the rent has not been included in the financial statements because the amount involved is immaterial.

Going Concern

The Company has incurred net operating losses since inception. The Company faces all the risks common to companies in their early stages of development, including under capitalization and uncertainty of funding sources, high initial expenditure levels, uncertain revenue streams, and difficulties in managing growth. The Company’s recurring losses raise substantial doubt about its ability to continue as a going concern.  The Company’s consolidated financial statements do not reflect any adjustments that may result from the outcome of this uncertainty. The Company expects to incur losses from its business operations and will require additional funding during 2006. The satisfaction of our cash hereafter will depend in large part on the Company’s ability to successfully raise capital from external sources to pay for planned expenditures and to fund operations.

In view of these conditions, the ability of the Company to continue as a going concern is in substantial doubt and dependent upon achieving a profitable level of operations and on the ability of the Company to obtain necessary financing to fund ongoing operations.  Management believes that its current and future plans enable it to continue as a going concern. These financial statements do not give effect to any adjustments which would be necessary should the Company be unable to continue as a going concern and

11

therefore be required to realize its assets and discharge its liabilities in other than the normal course of business and at amounts different from those reflected in the accompanying financial statements.

12

ITEM 7.  FINANCIAL STATEMENTS

INDEX TO FINANCIAL STATEMENTS

Report of Independent Registered Public Accounting Firm

14

Report of Independent Registered Public Accounting Firm

15

Consolidated Balance Sheets as of December 31, 2005 and 2004

16

Consolidated Statements of Operations for years ended December 31, 2005 and 2004

17

Consolidated Statements of Changes in Stockholders’ Equity for the years ended
December 31, 2005 and 2004

18

Consolidated Statements of Cash Flows for the years ended December 31, 2005 and 2004

19

Notes to the Consolidated Financial Statements

20-26

13

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors

Entheos Technologies, Inc.

Vancouver, British Columbia

We have audited the accompanying consolidated balance sheet of Entheos Technologies, Inc. and Subsidiaries as of December 31, 2005, and the related consolidated statements of operations, stockholders' equity, and cash flows for the year then ended.  These financial statements are the responsibility of the Company's management.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Company has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Entheos Technologies, Inc. and Subsidiaries as of December 31, 2005, and the results of their operations and their cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern.  As discussed in Note 1 to the financial statements, the Company has experienced recurring losses from operations since inception and has a substantial accumulated deficit.  These conditions raise substantial doubt about the Company's ability to continue as a going concern.  Management's plans regarding these matters are also described in Note 1.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Peterson Sullivan PLLC

March 30, 2006

Seattle, Washington

14

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of

ENTHEOS TECHNOLOGIES, INC.

& SUBSIDIARIES

We have audited the consolidated balance sheet of Entheos Technologies, Inc & Subsidiaries (“the Company”) as at December 31, 2004 and the related consolidated statements of stockholders’ equity, operations and deficit and cash flows for the years ended December 31, 2004 and 2003.  These financial statements are the responsibility of the Company's management.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provide a reasonable basis for our opinion.

In our opinion, these consolidated financial statements present fairly, in all material respects, the financial position of the Company as at December 31, 2004 and the results of its operations and its cash flows for the years ended December 31, 2004 and 2003 in conformity with generally accepted accounting principles in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern.  As discussed in Note 1 to the consolidated financial statements, the Company has incurred significant recurring net losses resulting in a substantial accumulated deficit, which raise substantial doubt about its ability to continue as a going concern.  Management’s plans regarding these matters are also disclosed in Note 1 to the financial statements.  The ability to meet its future financing requirements and the success of future operations cannot be determined at this time.  These consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Vancouver, Canada

“MOORE STEPHENS ELLIS FOSTER LTD.”

March 15, 2005

Chartered Accountants

15

ENTHEOS TECHNOLOGIES, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS
December 31, 2005 and 2004
(Expressed in US Dollars)

	2005	2004
ASSETS
Current assets
Cash	$ 81,978	$ 128,286
Total current assets	81,978	128,286

Equipment, net (Note 3)	-	14,170

Marketable equity securities - related party (Note 4)	1,489,550	318,331

Total assets	$ 1,571,528	$ 460,787

LIABILITIES
Current
Accounts payable and accrued liabilities	$ 15,336	$ 4,048
Accounts payable - related parties (Note 4)	23,812	27,612

Total current liabilities	39,148	31,660

STOCKHOLDERS' EQUITY

Stockholders' Equity
Preferred stock:$0.0001 par value: Authorized: 10,000,000 shares
Issued and outstanding: nil	-	-
Common stock: $0.00001 par value; Authorized: 200,000,000 shares
Issued and outstanding: 96,625,122	966	966
Additional paid-in capital	3,838,116	3,838,116
Accumulated deficit	(3,748,202)	(3,680,236)
Accumulated other comprehensive income	1,441,500	270,281

Total stockholders' equity	1,532,380	429,127

Total liabilities and stockholders' equity	$ 1,571,528	$ 460,787

(The accompanying notes are an integral part of these consolidated financial statements)

16

ENTHEOS TECHNOLOGIES, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS
for the years ended December 31, 2005 and 2004
(Expressed in US Dollars)

	2005	2004
Revenue	$ -	$ -

Expenses
Management fees - related party (Note 4)	11,350	23,900
Salaries and wages	-	2,882
Depreciation	14,170	42,959
Other Operating Expenses	45,193	106,892

	70,713	176,633

Operating Loss	(70,713)	(176,633)

Other income
Interest income	2,747	1,581
	2,747	1,581

Net loss available to common shareholders	$ (67,966)	$ (175,052)

Loss per common share - basic and diluted	(0.00)	(0.00)

Weighted average number of common shares
outstanding - basic and diluted	96,625,122	96,625,122

(The accompanying notes are an integral part of these consolidated financial statements)

17

ENTHEOS TECHNOLOGIES, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY
for the years ended December 31, 2005 and 2004
(Expressed in US Dollars)
	Common Stock					Accumulated other	Total
	Shares	Amount	Additional paid-in capital	Accumulated earnings (deficit)	Comprehensive income (loss)	comprehensive income	Stockholder's Equity

Balance, December 31, 2003	96,625,122	$ 966	$ 3,838,116	$ (3,505,184)	$ -	$ 144,118	$ 478,016

Components of comprehensive
income (loss)
- Unrealized gains on
marketable equity securities	-	-	-	-	126,163	126,163	126,163

- Loss, year ended December 31, 2004	-	-	-	(175,052)	(175,052)	-	(175,052)

Total comprehensive (loss)					(48,889)

Balance, December 31, 2004	96,625,122	966	3,838,116	(3,680,236)		270,281	429,127

Components of comprehensive
income
- Unrealized gains on
marketable equity securities	-	-	-	-	1,171,219	1,171,219	1,171,219

- Loss, year ended December 31, 2005	-	-	-	(67,966)	(67,966)	-	(67,966)

Total comprehensive income					$ 1,103,253

Balance, December 31, 2005	96,625,122	$ 966	$ 3,838,116	$ (3,748,202)		$ 1,441,500	$ 1,532,380

(The accompanying notes are an integral part of these consolidated financial statements)

18

ENTHEOS TECHNOLOGIES, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS
for the years ended December 31, 2005 and 2004
(Expressed in US Dollars)

	2005	2004
Cash flows from operating activities
Net loss	$ (67,966)	$ (175,052)
Reconciliation of net loss to net cash flows from operating activities
Adjustments for items not involving cash:
Depreciation	14,170	42,959
Change in non-cash working capital item:
Increase (Decrease) in accrued payable - related parties	(3,800)	3,800
Increase (Decrease) in accounts payable	11,288	(7,271)
Net cash flows from operating activities	(46,308)	(135,564)

Cash flows from investing activities
Purchase of property and equipment	-	(28,341)
Net cash flows from investing activities	-	(28,341)

Cash flows from financing activities	-	-
Net cash flows from financing activities	-	-

Decrease in cash	(46,308)	(163,905)

Cash, beginning of year	128,286	292,191
Cash, end of year	$ 81,978	$ 128,286

Supplemental disclosure of cash flow information:
Interest paid in cash	-	-
Income tax paid in cash	-	-

(The accompanying notes are an integral part of these consolidated financial statements)

ENTHEOS TECHNOLOGIES, INC.

& SUBSIDIARIES

Notes to Consolidated Financial Statements

Years Ended December 31, 2005 and 2004

(Expressed in U.S. Dollars)

1. Organization and Nature of Operations

Entheos Technologies, Inc. (the Company) is a Nevada corporation with an authorized capital of 200,000,000 shares of $0.00001 par value common stock and 10,000,000 shares of $0.0001 par value preferred stock.  The preferred stock may be divided into series with preferences, limitations, and relative rights determined by the Board of Directors.

The Company, through its wholly-owned subsidiary Email Solutions, Inc., served as an Application Service Provider (“ASP”) providing reliable, real time, high volume outsourced email and search engine optimization services.  The Company is currently seeking to augment its position in technology based services through the acquisition of and or joint venture with, other technology based ventures. The Company has not generated any revenue in 2005 and 2004.

Effective on September 15, 2004, the Company completed a 6 for 1 forward split of the Company’s common stock, with the par value and total authorized shares remaining the same. The consolidated financial statements have been restated to reflect the forward stock split.

The Company has incurred net operating losses since inception. The Company faces all the risks common to companies in their early stages of development, including under capitalization and uncertainty of funding sources, high initial expenditure levels, uncertain revenue streams, and difficulties in managing growth. The Company’s recurring losses raise substantial doubt about its ability to continue as a going concern.  The Company’s consolidated financial statements do not reflect any adjustments that may result from the outcome of this uncertainty. The Company expects to incur losses from its business operations and will require additional funding during 2006. The satisfaction of our cash hereafter will depend in large part on the Company’s ability to successfully raise capital from external sources to pay for planned expenditures and to fund operations.

In view of these conditions, the ability of the Company to continue as a going concern is in substantial doubt and dependent upon achieving a profitable level of operations and on the ability of the Company to obtain necessary financing to fund ongoing operations.  Management believes that its current and future plans enable it to continue as a going concern. These financial statements do not give effect to any adjustments which would be necessary should the Company be unable to continue as a going concern and therefore be required to realize its assets and discharge its liabilities in other than the normal course of business and at amounts different from those reflected in the accompanying financial statements.

2. Significant Accounting Policies

(a) Principles of Accounting

These financial statements are stated in U.S. Dollars and have been prepared in accordance with accounting principles generally accepted in the United States of America.

(b) Principles of Consolidation

The consolidated financial statements include the accounts of Entheos Technologies, Inc. (a Nevada corporation) and its wholly-owned subsidiaries, Email Solutions, Inc. (a Nevada corporation) and Entheos Technologies, Corp (an Ontario, Canada corporation). There are no assets and liabilities in the wholly owned subsidiaries.

(c) Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Management makes its best estimate of the ultimate outcome for these items based on historical trends and other information available when the financial statements are prepared. Changes in estimates are recognized in accordance with the accounting rules for the estimate, which is typically in the period when new information becomes available to management. Actual results could differ from those estimates.

(d) Cash and Cash Equivalents

The Company considers all highly liquid instruments purchased with an original maturity of three months or less to be cash equivalents.  The Company did not have any cash equivalents for the year ended December 31, 2005 and 2004.  The Company occasionally has cash deposits in excess of insured limits.

(e) Equipment and Depreciation

Equipment is stated at cost and is depreciated under the straight-line method over its estimated useful life. Repairs and maintenance are charged to operations as incurred.

(f) Marketable Equity Securities

The Company has adopted Statement of Financial Accounting Standards No. (“SFAS”) 115, “Accounting for Certain Investments in Debt and Equity Securities.”  Marketable equity securities consist of Rule 144 restricted common stock and are stated at market value as determined by the most recently traded price at the balance sheet date.  All marketable equity securities in these financial statements are defined as available-for-sale securities under the provisions of SFAS 115, and are recorded at fair value, with the change in fair value (unrealized gains or losses) during the period excluded from earnings and recorded net of tax as a component of other comprehensive income. Investments available for current operations are classified in the consolidated balance sheet as current assets; investments held for long-term purposes are classified as non-current assets.

(g) Impairment of Long-Lived Assets

Long-lived assets are reviewed for impairment when circumstances indicate the carrying value of an asset may not be recoverable in accordance with the  guidance established in SFAS 144, Accounting for the Impairment or Disposal of Long-Lived Assets.  For assets that are to be held and used, an impairment loss is recognized when the estimated undiscounted cash flows associated with the asset or group of assets is less than their carrying value. If impairment exists, an adjustment is made to write the asset down to its fair value, and a loss is recorded as the difference between the carrying value and fair value. Fair values are determined based on discounted cash flows or internal and external appraisals, as applicable. Assets to be disposed of are carried at the lower of carrying value or estimated net realizable value.

(h) Accounting for Derivative Instruments and Hedging Activities

The Company adopted SFAS 133, Accounting for Derivative Instruments and Hedging Activities,  which requires companies to recognize all derivatives contracts as either assets or liabilities in the balance sheet and to measure them at fair value.  If certain conditions are met, a derivative may be specifically designated as a hedge, the objective of which is to match the timing of gain or loss recognition on the hedging derivative with the recognition of (i) the changes in the fair value of the hedged asset or liability that are attributable to the hedged risk or (ii) the earnings effect of the hedged forecasted transaction.  For a derivative not designated as a hedging instrument, the gain or loss is recognized in income in the period of change.

The Company has not entered into derivative contracts either to hedge existing risks or for speculative purposes. This pronouncement does not have an impact on the Company’s consolidated financial statements.

(i) Intangible Assets

The Company adopted SFAS 142, Goodwill and Other Intangible Assets”, which requires that goodwill and intangible assets with an indefinite life are not amortized but rather tested at least annually for impairment.  Intangible assets with a definite life are required to be amortized over its useful life or its estimated useful life.

As at December 31, 2005, the Company did not have any goodwill or intangible assets.

(j) Advertising Costs

Advertising costs are expensed as incurred. The Company did not incur any advertising costs during the years ended December 31, 2005 and 2004.

(k) Income Taxes

The Company adopted SFAS 109, “Accounting for Income Taxes.”.  Under SFAS 109, deferred income tax assets and liabilities are computed for differences between the financial statements and tax bases of assets and liabilities that will result in taxable or deductible amounts in the future, based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established when necessary, to reduce deferred income tax assets to the amount expected to be realized.

(l) Stock-Based Compensation

The Company accounts for employee stock-based compensation using the intrinsic value method prescribed in Accounting Principles Board Opinion No. 25, “Accounting for Stock Issued to Employees.” Compensation cost for stock options, if any, is measured as the excess of the quoted market price of the Company’s stock at the date of grant over the amount an employee must pay to acquire the stock. SFAS 123, “Accounting for Stock-Based Compensation,” established accounting and disclosure requirements using a fair-value-based method of accounting for stock-based employee compensation plans. The Company has elected to remain on its current method of accounting as described above, and has adopted the disclosure requirements of SFAS No. 123.

Had compensation expense for the Company's stock-based compensation plans been determined under SFAS No. 123, based on the fair market value at the grant dates, the Company's pro forma net loss and pro forma net loss per share would have been reflected as follows:

	2005	2004

Net income (loss):
As reported:	$ (67,966)	$ (175,052)
Stock-based employee compensation as
determined under the fair value based method	(27,500)	(30,000)
Pro-forma	$ (95,466)	$ (205,052)

Net income (loss) per share - basic and diluted:
As reported	$ (0.00)	$ (0.00)
Pro-forma	$ (0.00)	$ (0.00)

The fair valuees for these options were estimated at the date of grant using a Black-Scholes option pricing model.  For the periods presented in these consolidated financial statements, the following assumptions were used to value the 2003 options:

Expected life (years)	5
Interest rate	3.5%
Volatility	218%
Dividend yield	0.0%

The Black-Scholes option valuation model was developed for use in estimating the fair value of traded options which have no vesting restrictions and are fully transferable. In addition, option valuation models require the input of highly subjective assumptions, including the expected stock price volatility.  Because the Company's employee stock options have characteristics significantly different from those of traded options, and because changes in the subjective input assumptions can materially affect the fair value estimate, the existing model may not necessarily provide a reliable measure of the fair value of its stock options.

(m) Loss Per Share

Basic earnings or loss per share is based on the weighted average number of common shares outstanding. Diluted earnings or loss per share is based on the weighted average number of common shares outstanding and dilutive common stock equivalents. Basic earnings/loss per share is computed by dividing net income applicable to common stockholders (numerator) by the weighted average number of common shares outstanding (denominator) for the period. All earnings or loss per share amounts in the financial statements are basic earnings or loss per share, as defined by SFAS 128, “Earnings Per Share.” Convertible securities that could potentially dilute basic earnings or loss per share in the future, such as options and warrants, are not included in the computation of diluted earnings or loss per share because to do so would be antidilutive. All per share and per share information are adjusted retroactively to reflect stock splits and changes in par value.

(n) Comprehensive Income (Loss)

The Company has adopted SFAS 130, Reporting Comprehensive Income, which establishes standards for reporting and display of comprehensive income, its components and accumulated balances.  The Company is disclosing this information on its Statement of Stockholders' Equity.  The Company’s comprehensive income (loss) consists of net earnings (loss) and unrealized gain (loss) on available-for-sale securities.

(o) Foreign Currency Translation

The Company maintains both U.S. Dollar and Canadian Dollar bank accounts at a financial institution in Canada. Foreign currency transactions are translated into their functional currency, which is U.S. Dollar, in the following manner:

At the transaction date, each asset, liability, revenue and expense is translated into the functional currency by the use of the exchange rate in effect at that date. At the period end, monetary assets and liabilities are translated into U.S. Dollars by using the exchange rate in effect at that date. Transaction gains and losses that arise from exchange rate fluctuations are included in the results of operations.

(p) Fair Value of Financial Instruments

The determination of fair value of financial instruments is made at a specific point in time, based on relevant information about financial markets and specific financial instruments.  As these estimates are subjective in nature, involving uncertainties and matters of significant judgement, they cannot be determined with precision.  Changes in assumptions can significantly affect estimated fair values.

The carrying value of cash and cash equivalents, accounts payable and accrued liabilities, and accounts payable – related parties approximates their fair value because of the short-term nature of these instruments. The Company places its cash with high credit quality financial institutions.

The Company operates outside of the United States of America and is exposed to foreign currency risk due to the fluctuation between the currency in which the Company operates in and the U.S. dollar.

(q) Related Party Transactions

A related party is generally defined as (i) any person that holds 10% or more of the Company’s securities and their immediate families, (ii) the Company’s management, (iii) someone that directly or indirectly controls, is controlled by or is under common control with the Company, or (iv) anyone who can significantly influence the financial and operating decisions of the Company. A transaction is considered to be a related party transaction when there is a transfer of resources or obligations between related parties. (See Note 4).

(r) New Accounting Pronouncements

In December 2004, the FASB issued SFAS 123(R), “Share-Based Payment”.  SFAS 123(R) establishes standards for the accounting for transactions in which an entity exchanges its equity instruments for goods or services.  This Statement focuses primarily on accounting for transactions in which an entity obtains employee services in share-based payment transactions.  SFAS 123(R) requires that the fair value of such equity instruments be recognized as expense in the historical financial statements as services are performed.  Prior to SFAS 123(R), only certain pro-forma disclosures of fair value were required.  SFAS 123(R) shall be effective for the Company as of the beginning of the first interim or annual reporting period that begins after December 15, 2005.  The adoption of FASB No. 123(R), will not have significant impact on the Company’s consolidated financial statements.

In December 2004, the FASB issued SFAS 153, “Exchanges of Non-monetary Assets – an amendment of APB Opinion No. 29.” The guidance in APB Opinion 29, “Accounting for Non-monetary Transactions,” is based on the principle that exchanges of non-monetary assets should be measured based on the fair value of the assets exchanged and provided an exception to the basic measurement principle (fair value) for exchanges of similar productive assets. That exception required that some non-monetary exchanges, although commercially substantive, be recorded on a carryover basis. This Statement eliminates the exception to fair value for exchanges of similar productive assets and replaces it with a general exception for exchange transactions that do not have commercial substance - that is, transactions that are not expected to result in significant changes in the cash flows of the reporting entity. The provisions of this Statement are effective for non-monetary asset exchanges occurring in fiscal periods beginning after June 15, 2005, applied prospectively. The adoption of SFAS 153 will not have a material impact on the Company’s consolidated financial statements.

In May 2005, the FASB issued SFAS 154, “Accounting Changes and Error Corrections”. SFAS 154 replaces APB 20 “Accounting Changes” and SFAS 3, “Reporting Accounting Changes in Interim Financial Statements”. SFAS 154 requires retrospective application to prior periods’ financial statements of changes in accounting principle, unless it is impracticable to determine either the period-specific effects or the cumulative effect of the change. The adoption of SFAS 154 will not have any impact on the Company’s consolidated financial statements.

The EITF reached consensus on Issue 03-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments," which provides guidance on determining when an investment is considered impaired, whether that impairment is other than temporary, and the measurement of an impairment loss.  The FASB  issued FSP EITF 03-1-1, "Effective Date of Paragraphs 10-20 of EITF Issue 03-1," "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments," which delays the effective date for the measurement and recognition criteria contained in EITF 03-1 until final application guidance is issued.  The adoption of this consensus or FSP is expected to have no impact on the Company's consolidated financial statements.

(s) Financial Statement Reclassifications

Certain amounts for the December 31, 2004 financial statements have been reclassified to conform to the December 31, 2005 financial statement presentation.

3. Equipment

	2005	2004

Computer equipment	$ 547,663	$ 547,663
Computer software	70,890	70,890
Furniture and fixtures	11,614	11,614
Office equipment	186	186
Total	630,353	630,353
Less: Accumulated depreciation	(630,353)	(616,183)
Net book value	$ -	$ 14,170

Depreciation expense charged to operations during 2005 was $14,170 (2004 – $42,959).

4. Related Party Transactions

(a) Marketable Equity Securities

Marketable securities consist of 2,402,500 shares of common stock of International Energy, Inc., a public company that trades on the OTC Bulletin Board, with an estimated fair value of $1,489,550, amortized cost of $48,050, and gross unrealized gains of $1,441,500, which was credited to accumulated other comprehensive income representing the difference between the cost and the stated market value as determined by the most recently traded price at the balance sheet date. The Company and International Energy, Inc. have a director in common.

(b) Management and Consulting Fees

During 2005, the Company charged $11,000 (2004: $23,900) to operations for management and consulting fees incurred for services rendered by directors, of which $3,600 (2004: $3,400) was to a director and a majority stockholder.

Accounts payable - related parties, as at December 31, 2005, consists of management and consulting fees incurred in previous years for services rendered by directors.

(c) Rent Expenses

The Company's corporate office, located at Suite 216, 1628 West 1st Avenue, Vancouver, British Columbia, Canada, is owned by a privately held corporation controlled by a director and majority shareholder of the Company. At present, the Company pays no rent. The fair value of the rent has not been included in the financial statements because the amount involved is immaterial.

5. Income Taxes

There is no current or deferred tax expense for any of the periods indicated, due to the Company’s loss position. The benefits of temporary differences have not been previously recorded. The deferred tax consequences of temporary differences in reporting items for financial statement and income tax purposes are recognized, as appropriate. Realization of the future tax benefits related to the deferred tax assets is dependent on many factors, including the Company’s ability to generate taxable income within the net operating loss carryforward period. Management has considered these factors in reaching its conclusion as to the valuation allowance for financial reporting purposes and has recorded a 100% valuation allowance against the deferred tax asset. The income tax effect, utilizing a 34% income tax rate, of temporary differences comprising the deferred tax assets and deferred tax liabilities is a result of the following at December 31:

	2005	2004

Deferred tax assets:
Net operating loss carryforwards	$ 1,200,000	$ 1,177,000
Valuation allowance	(1,200,000)	(1,177,000)
Net deferred tax assets	$ -	$ -

The 2005 increase in the valuation allowance was $23,000 (2004:  $36,000).

The Company has available net operating loss carryforwards of approximately $3,531,000 for tax purposes to offset future taxable income which expires commencing 2011 through to the year 2025. Pursuant to the Tax Reform Act of 1986, annual utilization of the Company’s net operating loss carryforwards may be limited if a cumulative change in ownership of more than 50% is deemed to occur within any three-year period.

A reconciliation between the statutory federal income tax rate (34%) and the effective rate of income tax expense for each of the years during the period ended December 31 follows:

	2005	2004

Statutory federal income tax rate	-34%	-34%
Valuation allowance	34%	34%
	0%	0%

6. Stock Options

The Company did not grant any stock options in fiscal years 2005 and 2004.

Summary of employee stock option information for the years ended December 31, 2005 and 2004, is as follows:

		Weighted
		average
	Number of	exercise
	options	price

Options outstanding and exercisable at December 31, 2004	9,030,000	$ 0.01
Cancelled/Forfeited	(690,000)	$ 0.01
Options outstanding and exercisable at December 31, 2005	8,340,000	$ 0.01

The weighted average remaining life of the options is 7.12 years. Each option entitles the holder to acquire one share of common stock of the Company.

7. Warrants

There were no warrants issued, exercised or cancelled in 2005. As of December 31, 2005 or 2004, there were no outstanding  warrants.

ITEM 8: CHANGE IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

We have had no disagreements with our certified public accountants with respect to accounting practices, procedures or financial disclosure.

ITEM 8a: CONTROLS AND PROCEDURES

Our management is responsible for establishing and maintaining adequate internal control over financial reporting, as such term is defined in Rules 13a-15(f) and 15d-15(f) under the Securities Exchange Act of 1934, as amended. A company’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company’s internal control over financial reporting includes those policies and procedures that (i) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and disposition of the assets of the company; (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (iii) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company’s assets that could have a material effect on the financial statements.

An evaluation was performed under the supervision of our management, including our Chief Executive Officer and Chief Financial Officer, of the effectiveness of the design and operation of the Company’s disclosure controls and procedures (as defined in Securities Exchange Act of 1934 (the “Exchange Act”) Rules 13a-15(e) and 15d-15(e)) as of the end of the period covered by this report. Based on that evaluation, our management, including our Chief Executive Officer and Chief Financial Officer, concluded that our disclosure controls and procedures were effective to provide reasonable assurance that information we are required to disclose in reports that we file or submit under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in SEC rules and forms.

Notwithstanding the foregoing, there can be no assurance that our disclosure controls and procedures will detect or uncover all failures of persons associated with us to disclose material information otherwise required to be set forth in our periodic reports. There are inherent limitations to the effectiveness of any system of disclosure controls and procedures, including the possibility of human error and the circumvention or overriding of the controls and procedures. Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate. Accordingly, even effective disclosure controls and procedures can only provide reasonable, not absolute, assurance of achieving their control objectives.

There have been no significant changes in internal controls, or in factors that could significantly affect internal controls, subsequent to the date that management, including the Chief Executive Officer and the Chief Financial Officer, completed their evaluation.

ITEM 8b: OTHER INFORMATION

None.

ITEM 9: DIRECTORS AND EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS; COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

Set forth below is certain information regarding each of the directors and officers of the Company:

TIMOTHY N. LUU (Age 41):  Chief Technology Officer, Director.  Mr. Luu brings nearly two decades of professional experience in technology development and management.  Mr. Luu earned his Bachelor of Science degree in Electrical Engineering at the University of Manitoba (Winnipeg) in 1987. From June 1996 to December 1998, Mr. Timothy Luu joined Reid Crowther, a global infrastructure engineering and project management firm established in 1906, as an Information Systems engineer.  While continuing to provide technical consulting services to Reid Crowther, in June 1998, Mr. Luu launched Applied Technology Professionals Ltd. (ATP), and assumed the role of President and Managing Director of the firm.   Today, ATP boasts special expertise in ecommerce and web

based application development.  Mr. Luu joined the Company as Director and Chief Technology Officer on February 7, 2005.

HARMEL S. RAYAT (Age 44). Director, President, CEO, Secretary, Treasurer. Mr. Rayat has been in the venture capital industry since 1981. Between January 1993 and April 2001, Mr. Rayat served as the president of Hartford Capital Corporation, a company that provides financial consulting services to emerging growth corporations. From April 2001 through January 2002,  Mr.  Rayat acted as an independent consultant advising  small  corporations. Since January 2002, Mr. Rayat has been president of Montgomery Asset Management Corporation, a privately held firm providing financial consulting services to emerging growth corporations. Mr. Rayat is also a Director of PhytoMedical Technologies, Inc, International Energy, Inc. and HepaLife Technologies, Inc. Mr. Rayat has served as a Director of the Company since March 18, 1996.

Mr. Harmel S. Rayat, EquityAlert.com, Inc., Innotech Corporation and Mr. Bhupinder S. Mann, a former part-time employee of ours (collectively the “respondents”), consented to a cease-and-desist order pursuant to Section 8A of the Securities Act of 1933. The matter related to the public resale by EquityAlert of securities received as compensation from or on behalf of issuers for whom EquityAlert and Innotech provided  public relation and stock advertising services; Mr. Rayat was the president of Innotech and Equity Alert was the wholly-owned subsidiary of Innotech at the time.

The U.S. Securities & Exchange Commission contended and alleged that Equity Alert had received the securities from persons controlling or controlled by the issuer of the securities, or under direct or indirect common control with such issuer with a view toward further distribution to the public; as a result, the U.S. Securities & Exchange Commission further alleged that the securities that Equity Alert had received  were restricted securities, not exempt from registration, and hence could not be resold to the public within a year of their receipt absent registration; and, accordingly,  the U.S. Securities & Exchange Commission further alleged, since Equity Alert effected the resale within a year of its acquisition of the securities, without registration, such resale violated Sections 5(a) and 5(c) of the Securities Act.

Without admitting or denying any of the findings and/or allegations of the U.S. Securities & Exchange Commission the respondents agreed, on October 23, 2003 to cease and desist, among other things, from committing or causing any violations and any future violations of Section 5(a) and 5(c) of the Securities Act of 1933.  EquityAlert.com, Inc. and Innotech Corporation agreed to pay disgorgement and prejudgment interest of $31,555.14.

On August 8, 2000, Mr. Harmel S. Rayat and EquityAlert.com, Inc., without admitting or denying the allegations of the U.S. Securities & Exchange Commission that EquityAlert did not disclose certain compensation received by it in connection with stock advertisements and promotions, consented to the entry of a permanent injunction enjoining them from, among other things, violating Section 17(b) of the Securities Act of 1933; in addition, each of Mr. Rayat and EquityAlert agreed to pay a civil penalty of $20,000.

Compliance With Section 16(a) of the Exchange Act

Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors, officers and persons who own more than 10 percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("the Commission"). Directors, officers and greater than 10 percent beneficial owners are required by applicable regulations to furnish the Company with copies of all forms they file with the Commission pursuant to Section 16(a). Based solely upon a review of the copies of the forms furnished to the Company, the Company believes that during fiscal 2005, the Section 16(a) filing requirements applicable to its directors and executive officers were satisfied.

ITEM 10:  EXECUTIVE COMPENSATION

Remuneration and Executive Compensation

The following table shows, for the three-year period ended December 31, 2005, the cash compensation paid by the Company, as well as certain other compensation paid for such year, to the Company's Chief Executive Officer and the Company's other most highly compensated executive officers. Except as set forth on the following table, no executive officer of the Company had a total annual salary and bonus for 2005 that exceeded $100,000.

Summary Compensation Table

   Securities

   Underlying

Name and

   Options

All Other

Principal Position

Year

Salary

Bonus        Other

   Granted

Compensation

Harmel S. Rayat (1)

2005

$0

$0

$3,600

     0

$0

President, CEO,

2004

$0

$0

$3,400

     0

$0

Treasurer, Secretary

2003

$144,000

$0

$0

6,000,000

$0

and Director

Tim Luu

2005

$0

$0

$3,150

     0

$0

Chief Technology Officer

2004

$0

$0

$0

     0

$0

and Director

2003

$0

$0

$0

     0

$0

Stanley D. Wong (2)

2005

$0

$0

$4,250

     0

$0

Former CEO, President,

2004

$0

$0

$4,600

     0

$0

Director

2003

$0

$0

$3,600

 30,000

$0

Terri DuMoulin (3)

2005

$0

$0

$350

     0

$0

Former Secretary,

2004

$0

$0

$15,900

     0

$0

Treasurer, Director

2003

$0

$0

$3,100

 90,000

$0

(1) During 2003, the Company charged $150,700 (2002 - $187,333) to operations for management and consulting fees incurred for services rendered by directors, of which $144,000 was to a director and a major shareholder.  At December 31, 2003, $23,812 (2002 - $0) was included in accounts payable.

(2) Mr. Stanley Wong, ceased to be the President, CEO and Director on November 11, 2005 due to his untimely death.

(3)  Ms. Terri DuMoulin resigned as Secretary/Treasurer on January 21, 2005.

Stock Option Grants in Last Fiscal Year

Shown below is further information regarding employee stock options awarded during 2005 to the named officers and directors:

Number of

% of Total

Securities

Options Granted

Underlying

to Employees

   Exercise

   Expiration

Name

Options

in 2005

   Price ($/sh)

   Date

Harmel Rayat

0

0

n/a

n/a

Tim Luu

0

0

n/a

n/a

Stanley Wong (1)

0

0

n/a

n/a

Terri DuMoulin (2)

0

0

n/a

n/a

(1) Mr. Stanley Wong, ceased to be the President, CEO and Director on November 11, 2005 due to his untimely death.

(2)  Ms. Terri DuMoulin resigned as Secretary/Treasurer on January 21, 2005.

Aggregated Option Exercises During Last Fiscal Year and Year End Option Values

The following table shows certain information about unexercised options at year-end with respect to the named officers and directors:

Common Shares Underlying Unexercised    Value of Unexercised In-the-money

Options on December 31, 2005

          Options on December 31, 2005

Name

Exercisable

Unexercisable

          Exercisable

           Unexercisable

Harmel Rayat

6,000,000

0

          $3,600,000

$0

Tim Luu

0

0

          $0

$0

Stanley Wong (1)

0

0

          $0

$0

Terri DuMoulin (2)

90,000

0

          $54,000

       $0

(1) Mr. Stanley Wong, ceased to be the President, CEO and Director on November 11, 2005 due to his untimely death.

(2)  Ms. Terri DuMoulin resigned as Secretary/Treasurer on January 21, 2005.

Changes in Control

There are no understandings or agreements, aside from the transaction completed and described under “Certain Relationships and Related Transactions,” known by management at this time which would result in a change in control of the Company.  If such transactions are consummated, of which there can be no assurance, the Company may issue a significant number of shares of capital stock which could result in a change in control and/or a change in the Company’s current management.

ITEM 11:  SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of April 2, 2006, the beneficial ownership of the Company's Common Stock by each director and executive officer of the Company and each person known by the Company to beneficially own more than 5% of the Company's Common Stock outstanding as of such date and the executive officers and directors of the Company as a group.

Number of Shares

Person or Group

of Common Stock

Percent

Harmel S. Rayat (1)

86,697,688

89.7%

216-1628 West First Avenue

Vancouver, B.C. V6J 1G1 Canada

Harmel S. Rayat (2)

6,000,000

6.2%

216-1628 West First Avenue

Vancouver, B.C. V6J 1G1 Canada

Timothy Luu

0

0.0%

216-1628 West First Avenue

Vancouver, B.C.  V6J 1G1 Canada

Directors and Executive Officers

92,697,688

95.9%

as a group (2 persons)

(1) Includes 57,888 shares held by Tajinder Chohan, Mr. Harmel S. Rayat's wife. Additionally, other members of Mr. Rayat's family hold shares. Mr. Rayat disclaims beneficial ownership of the shares and share purchase warrants beneficially owned by his wife and other family members.

(2) Includes 6,000,000 shares, which may be acquired pursuant to stock options granted on February 11, 2003, and exercisable under the Company's stock option plans.

ITEM 12:  CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Marketable Equity Securities

Marketable securities consist of 2,402,500 shares of common stock of International Energy, Inc., a public company that trades on the OTC Bulletin Board, with an estimated fair value of $1,489,550, amortized cost of $48,050, and gross unrealized gains of $1,441,500, which was credited to accumulated other comprehensive income representing the difference between the cost and the stated market value as determined by the most recently traded price at the balance sheet date. The Company and International Energy, Inc. have a director in common.

Management and Consulting Fees

During 2005, the Company charged $11,000 (2004: $23,900) to operations for management and consulting fees incurred for services rendered by directors, of which $3,600 (2004: $3,400) was to a director and a majority stockholder.

Accounts payable - related parties, as at December 31, 2005, consists of management and consulting fees incurred in previous years for services rendered by directors.

Rent Expenses

The Company's corporate office, located at Suite 216, 1628 West 1st Avenue, Vancouver, British Columbia, Canada, is owned by a privately held corporation controlled by a director and majority shareholder of the Company. At present, the Company pays no rent. The fair value of the rent has not been included in the financial statements because the amount involved is immaterial.

ITEM 13:  EXHIBITS

(a)  The following exhibits are filed as part of this Annual Report:

31.1

Certification of the Chief Executive Officer pursuant to Rule 13a-14(a)

31.2

Certification of the Chief Financial Officer pursuant to Rule 13a-14(a)

32.1

Certification by the Chief Executive Officer pursuant to 18 U.S.C. 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

32.2

Certification by the Chief Financial Officer pursuant to 18 U.S.C. 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

(b)  During the Company’s fourth fiscal quarter, there were no reports filed on Form 8-K

November 14, 2005:  The Company regretfully reports the death of its President, Chief Executive Officer and Director, Mr. Stanley Wong, on November 11, 2005. Mr. Wong served as our President and CEO since February 10, 2003. Our Board of Directors has appointed Mr. Harmel S. Rayat, a current Director, Secretary, Treasurer and Principal Financial Officer to the additional position of President and Chief Executive Officer, effective November 14, 2005.

ITEM 14: PRINCIPAL ACCOUNTANT FEES AND SERVICES

The firm of Ernst & Young, LLP served as the Company's independent accountants from May 5, 2005 until their dismissal in March 2006.  The firm of Peterson Sullivan, PLLC currently serves as the Company’s independent accountants.  The Board of Directors of the Company, in its discretion, may direct the appointment of different public accountants at any time during the year, if the Board believes that a change would be in the best interests of the stockholders.  The Board of Directors has considered the audit fees, audit-related fees, tax fees and other fees paid to the Company's accountants, as disclosed below, and had determined that the payment of such fees is compatible with maintaining the independence of the accountants.

Audit Fees:  The aggregate  fees,  including  expenses,  billed by the Company's principal accountant in connection with the audit of our consolidated  financial statements  for the most recent  fiscal year and for the review of our financial information  included in our Annual  Report on Form  10-KSB and our  quarterly reports on Form  10-QSB  during the fiscal  years  ending  December  31, 2005 and December 31, 2004 were $14,306 and $8,817 respectively.

Tax  fees:  The aggregate fees billed to the Company for tax compliance, tax advice and tax  planning by the Company’s principal accountant for fiscal 2005 and 2004 were $0.

All Other Fees: The aggregate fees, including expenses, billed for all other services rendered to the Company by its principal accountant during year 2005 and 2004 were $0.

The Company does not currently have an audit committee.

SIGNATURES

Pursuant to the requirements of Sections 13 or 15 (d) of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned,  thereunto duly  authorized on this 5th day of April, 2006.

Entheos Technologies, Inc.

/s/ Harmel S. Rayat

Harmel S. Rayat

President and CEO

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons  on  behalf of the registrant and in capacities and on the dates indicated.

Signature

Title

Date

/s/ Harmel S. Rayat

Director , President,

April 5, 2006

Harmel S. Rayat

Chief Executive Officer

Secretary/Treasurer,

Principal Financial Officer

/s/ Tim Luu

Director, Chief Technology

 April 5, 2006

Tim Luu

Officer

Exhibit 31.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

I, Harmel Rayat, certify that:

(1)	I have reviewed this annual report on Form 10-KSB of Entheos Technologies, Inc. (the “registrant”);

(2)

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

(3)

Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

(4)

The small business issuer's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the small business issuer and have:

(a)

Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b)

Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c)

Evaluated the effectiveness of the small business issuer's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

(d)

Disclosed in this report any change in the small business issuer's internal control over financial reporting that occurred during the small business issuer's most recent fiscal quarter (the small business issuer's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the small business issuer's internal control over financial reporting; and

(5)

The small business issuer's other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the small business issuer's auditors and the audit committee of the small business issuer's board of directors (or persons performing the equivalent functions):

(a)

All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize and report financial information; and

(b)	Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

Date: April 5, 2006	By:	/s/ Harmel Rayat
Harmel Rayat President and Chief Executive Officer

Exhibit 31.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

I, Harmel Rayat certify that:

(1)	I have reviewed this annual report on Form 10-KSB of Entheos Technologies, Inc. (the “registrant”);

(2)

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

(3)

Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

(4)

The small business issuer's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the small business issuer and have:

(a)

Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b)

Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c)

Evaluated the effectiveness of the small business issuer's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

(d)

Disclosed in this report any change in the small business issuer's internal control over financial reporting that occurred during the small business issuer's most recent fiscal quarter (the small business issuer's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the small business issuer's internal control over financial reporting; and

(5)

The small business issuer's other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the small business issuer's auditors and the audit committee of the small business issuer's board of directors (or persons performing the equivalent functions):

(a)

All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize and report financial information; and

(b)	Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

Date: April 5, 2006	By:	/s/ Harmel S. Rayat Harmel S. Rayat Principal Financial Officer

Exhibit 32.1

Certification by the Chief Executive Officer pursuant to 18 U.S.C. 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of Entheos Technologies, Inc. (the “Company”) on the Form 10-KSB for the period ending December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Harmel S. Rayat, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

(i)

the Report filed by the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(ii)

The information contained in that Report fairly presents, in all material respects, the financial condition and results of operations of the Company on the dates and for the periods presented therein.

ENTHEOS TECHNOLOGIES, INC.

Date: April 5, 2006	By:	/s/ Harmel S. Rayat
Harmel S. Rayat President and Chief Executive Officer

This certification accompanies this Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended. A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

Exhibit 32.2

Certification by the Chief Financial Officer pursuant to 18 U.S.C. 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of Entheos Technologies, Inc. (the “Company”) on the Form 10-KSB for the period ending December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Harmel S. Rayat, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

(i)

the Report filed by the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(ii)

The information contained in that Report fairly presents, in all material respects, the financial condition and results of operations of the Company on the dates and for the periods presented therein.

ENTHEOS TECHNOLOGIES, INC.

Date: April 5, 2006	By:	/s/ Harmel S. Rayat
Harmel S. Rayat Principal Financial Officer

This certification accompanies this Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended. A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.